PENSIONS - Assumptions Used (Details) (Pensions)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Pensions
Weighted average assumptions used in calculating benefit obligation:
Discount rate	3.95%	4.80%
Rate of compensation increase	2.21%	2.71%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.60%	4.10%
Expected return on plan assets	6.75%	6.75%
Rate of compensation increase	2.71%	2.96%